Retirement benefit obligations	12 Months Ended
Dec. 31, 2023
Disclosure of employee benefits [Abstract]
Retirement benefit obligations
Note 16: Retirement benefit obligations
Critical accounting judgements and key sources of estimation uncertainty

Key sources of estimation uncertainty:	Discount rate applied to future cash flows
Expected lifetime of the schemes’ members
Expected rate of future inflationary increases
The net asset recognised in the balance sheet at 31 December 2023 in respect of the Group’s defined benefit pension scheme obligations was £3,532 million, comprising an asset of £3,624 million and a liability of £92 million (2022: a net asset of £3,732 million comprising an asset of £3,823 million and a liability of £91 million). The Group’s accounting policy for its defined benefit pension scheme obligations is set out in note 2(K).
Income statement and balance sheet sensitivities to changes in the key sources of estimation uncertainty and other actuarial assumptions are provided in part (v).

	2023 £m	2022 £m	2021 £m
(Credit) charge to the income statement
Defined benefit pension schemes	(80)	123	234
Other retirement benefit schemes	1	2	2
Total defined benefit schemes	(79)	125	236
Defined contribution pension schemes	434	330	302
Total charge to the income statement (note 14)	355	455	538

	2023 £m	2022 £m
Amounts recognised in the balance sheet
Retirement benefit assets	3,624	3,823
Retirement benefit obligations	(136)	(126)
Total amounts recognised in the balance sheet	3,488	3,697
The total amounts recognised in the balance sheet relate to:

	2023 £m	2022 £m
Defined benefit pension schemes	3,532	3,732
Other retirement benefit schemes	(44)	(35)
Total amounts recognised in the balance sheet	3,488	3,697
Pension schemes
Defined benefit schemes
(i)    Characteristics of and risks associated with the Group’s schemes
The Group has established a number of defined benefit pension schemes in the UK and overseas. All significant schemes are based in the UK, with the three most significant being the main sections of the Lloyds Bank Pension Scheme No. 1, the Lloyds Bank Pension Scheme No. 2 and the HBOS Final Salary Pension Scheme. At 31 December 2023, these schemes represented 94 per cent of the Group’s total gross defined benefit pension assets (2022: 94 per cent). These schemes provide retirement benefits calculated as a proportion of final pensionable salary depending upon the length of pensionable service; the minimum retirement age under the rules of the schemes at 31 December 2023 is generally 55, although certain categories of member are deemed to have a protected right to retire at 50.
The Group operates both funded and unfunded pension arrangements; the majority, including the three most significant schemes, are funded schemes in the UK. All of these UK funded schemes are operated as separate legal entities under trust law, are in compliance with the Pensions Act 2004 and are managed by a Trustee Board (the Trustee) whose role is to ensure that their scheme is administered in accordance with the scheme rules and relevant legislation, and to safeguard the assets in the best interests of all members and beneficiaries. The Trustee is solely responsible for setting investment policy and for agreeing funding requirements with the employer through the funding valuation process. The Board of Trustees must be composed of representatives of the scheme membership along with a combination of independent and employer appointed trustees to comply with legislation and scheme rules.
A valuation to determine the funding status of each scheme is carried out at least every three years, whereby scheme assets are measured at market value and liabilities (technical provisions) are measured using prudent assumptions. If a deficit is identified a recovery plan is agreed between the employer and the scheme Trustee and sent to the Pensions Regulator for review. The Group does not provide for these deficit contributions as the future economic benefits arising from these contributions are expected to be available to the Group. The Group’s overseas defined benefit pension schemes are subject to local regulatory arrangements.
The Group has completed the triennial valuation of its main defined benefit pension schemes as at 31 December 2022. Following a fixed contribution of £800 million in the first half of 2023, a residual aggregate deficit of £250 million was agreed with the Trustee which the Group paid in December 2023. There will be no further deficit contributions, fixed or variable, for this triennial period (to 31 December 2025).
The deficit contributions are in addition to the regular contributions to meet benefits accruing over the year, and to cover the expenses of running the schemes. The Group expects to pay contributions of at least £0.1 billion to its defined benefit schemes in 2024.
Note 16: Retirement benefit obligations continued
During 2009, the Group made one-off contributions to the Lloyds Bank Pension Scheme No. 1 and Lloyds Bank Pension Scheme No. 2 in the form of interests in limited liability partnerships for each of the two schemes which hold assets to provide security for the Group’s obligations to the two schemes. At 31 December 2023, the limited liability partnerships held assets of £6.2 billion. The limited liability partnerships are consolidated fully in the Group’s balance sheet.
The Group has also established three private limited companies which hold assets to provide security for the Group’s obligations to the HBOS Final Salary Pension Scheme, a section of the Lloyds Bank Pension Scheme No. 1 and the Lloyds Bank Offshore Pension Scheme. At 31 December 2023 these held assets of £4.1 billion in aggregate. The private limited companies are consolidated fully in the Group’s balance sheet. The terms of these arrangements require the Group to maintain assets in these vehicles to agreed minimum values in order to secure obligations owed to the relevant Group pension schemes. The Group has satisfied this requirement during 2023.
The last funding valuations of other Group schemes were carried out on a number of different dates. In order to report the position under IAS 19 as at 31 December 2023, the most recent valuation results for all schemes have been updated by qualified independent actuaries. The funding valuations use a more prudent approach to setting the discount rate and more conservative longevity and inflation assumptions than the IAS 19 valuations.
In a judgment in 2018, the High Court confirmed the requirement to equalise the Guaranteed Minimum Pension (GMP) benefits of men and women accruing between 1990 and 1997 from contracting out of the State Earnings Related Pension Scheme. The Group recognised a past service cost of £108 million in respect of equalisation in 2018 and, following agreement of the detailed implementation approach with the Trustee, a further £33 million was recognised in 2019. A further hearing was held during 2020 which confirmed the extent of the Trustee’s obligation to revisit past transfers out of the schemes. The amount of any additional liability as a result of this judgment is not considered likely to be material.
The Group is aware of the High Court ruling in the case of Virgin Media Ltd v NTL Pension Trustees II Ltd & Ors and is waiting for the outcome of the appeal, scheduled for 25 June 2024, and any additional hearings, as well as confirmation from the Government as to whether it will issue new regulations in response to this issue.
(ii)    Amounts in the financial statements

	2023 £m	2022 £m
Amount included in the balance sheet
Present value of funded obligations	(30,201)	(28,965)
Fair value of scheme assets	33,733	32,697
Net amount recognised in the balance sheet	3,532	3,732

	2023 £m	2022 £m
Net amount recognised in the balance sheet
At 1 January	3,732	4,404
Net defined benefit pension credit (charge)	80	(123)
Actuarial (losses) gains on defined benefit obligation	(1,304)	17,222
Return on plan assets	(318)	(20,302)
Employer contributions	1,342	2,530
Exchange and other adjustments	–	1
At 31 December	3,532	3,732

	2023 £m	2022 £m
Movements in the defined benefit obligation
At 1 January	(28,965)	(47,130)
Current service cost	(88)	(180)
Interest expense	(1,394)	(902)
Remeasurements:
Actuarial gains – demographic assumptions	153	288
Actuarial losses – experience	(1,067)	(1,186)
Actuarial (losses) gains – financial assumptions	(390)	18,120
Benefits paid	1,544	2,048
Past service cost	(5)	(4)
Settlements	–	13
Exchange and other adjustments	11	(32)
At 31 December	(30,201)	(28,965)
Note 16: Retirement benefit obligations continued

	2023 £m	2022 £m
Analysis of the defined benefit obligation
Active members	(2,955)	(3,088)
Deferred members	(8,438)	(8,515)
Dependants	(1,572)	(1,349)
Pensioners	(17,236)	(16,013)
At 31 December	(30,201)	(28,965)

	2023 £m	2022 £m
Changes in the fair value of scheme assets
At 1 January	32,697	51,534
Return on plan assets excluding amounts included in interest income	(318)	(20,302)
Interest income	1,602	997
Employer contributions	1,342	2,530
Benefits paid	(1,544)	(2,048)
Settlements	–	(13)
Administrative costs paid	(35)	(34)
Exchange and other adjustments	(11)	33
At 31 December	33,733	32,697
The (credit) expense recognised in the income statement for the year ended 31 December comprises:

	2023 £m	2022 £m	2021 £m
Current service cost	88	180	213
Net interest amount	(208)	(95)	(29)
Settlements	–	–	1
Past service cost – plan amendments	5	4	11
Plan administration costs incurred during the year	35	34	38
Total defined benefit pension (credit) expense	(80)	123	234
(iii)    Composition of scheme assets

	2023			2022
	Quoted £m	Unquoted £m	Total £m	Quoted £m	Unquoted £m	Total £m
Debt instruments[1]:
Fixed interest government bonds	5,657	–	5,657	3,007	–	3,007
Index-linked government bonds	16,105	–	16,105	15,497	–	15,497
Corporate and other debt securities	7,305	–	7,305	3,978	–	3,978
Asset-backed securities	4	–	4	–	–	–
	29,071	–	29,071	22,482	–	22,482
Pooled investment vehicles	613	8,361	8,974	2,730	15,863	18,593
Property	–	97	97	–	116	116
Equity instruments	23	62	85	7	47	54
Money market instruments, cash, derivatives and other assets and liabilities	466	(4,960)	(4,494)	1,069	(9,617)	(8,548)
At 31 December	30,173	3,560	33,733	26,288	6,409	32,697
1    Of the total debt instruments, £26,777 million (2022: £20,369 million) were investment grade (credit ratings equal to or better than ‘BBB’).
The assets of all of the funded plans are held independently of the Group’s assets in separate trustee-administered funds.
Note 16: Retirement benefit obligations continued
The pension schemes’ pooled investment vehicles comprise:

	2023 £m	2022 £m
Alternative credit funds	1,962	2,222
Bond and debt funds	571	354
Equity funds	1,674	1,421
Hedge and mutual funds	808	240
Infrastructure funds	1,147	1,193
Liquidity funds	1,585	11,527
Property funds	1,227	1,604
Other	–	32
At 31 December	8,974	18,593
The Trustee’s approach to investment is focused on acting in the members’ best financial interests, with the integration of ESG (environmental, social and governance) considerations into investment management processes and practices. This policy is reviewed annually (or more frequently as required) and has been shared with the schemes’ investment managers for implementation.
Climate change is one of the risks the schemes manage given its potential financial impact on valuation of assets.
(iv)    Assumptions
The principal actuarial and financial assumptions used in valuations of the defined benefit pension schemes were as follows:

	2023%	2022%
Discount rate	4.70	4.93
Rate of inflation:
Retail Price Index (RPI)	2.96	3.13
Consumer Price Index (CPI)	2.47	2.69
Rate of salary increases	0.00	0.00
Weighted average rate of increase for pensions in payment	2.73	2.84
On 25 November 2020 the Chancellor of the Exchequer announced the outcome of a consultation into a reform of the calculation of RPI. It is now expected that from 2030 RPI will be aligned with CPIH (the Consumer Price Index including owner occupiers’ housing costs). To determine the RPI assumption a term-dependent inflation curve has been used adjusting for an assumed inflation risk premium. A gap of 130 basis points has been assumed between RPI and CPI in 2024 reducing to 120 basis points in 2025, 110 basis points in 2026 and 100 basis points from 2027 to 2030; thereafter a 10 basis point gap has been assumed.

	Men		Women
	2023 Years	2022 Years	2023 Years	2022 Years
Life expectancy for member aged 60, on the valuation date	26.7	26.7	28.7	28.8
Life expectancy for member aged 60, 15 years after the valuation date	27.8	27.8	29.8	30.0
The mortality assumptions used in the UK scheme valuations are based on standard tables published by the Institute and Faculty of Actuaries which were adjusted in line with the actual experience of the relevant schemes. The table shows that a member retiring at age 60 at 31 December 2023 is assumed to live for, on average, 26.7 years for a male and 28.7 years for a female. In practice there will be much variation between individual members but these assumptions are expected to be appropriate across all members. It is assumed that younger members will live longer in retirement than those retiring now. This reflects the expectation that mortality rates will continue to fall over time as medical science and standards of living improve. To illustrate the degree of improvement assumed, the table also shows the life expectancy for members aged 45 now, when they retire in 15 years time at age 60. The Group uses the CMI mortality projections model and in line with actuarial industry recommendations has placed no weight on 2020 and 2021 mortality experience and 25 per cent weight on 2022 mortality experience.
(v)    Amount, timing and uncertainty of future cash flows
Risk exposure of the defined benefit schemes
While the Group is not exposed to any unusual, entity-specific or scheme-specific risks in its defined benefit pension schemes, it is exposed to a number of significant risks, detailed below:
Inflation rate risk: The majority of the plans’ benefit obligations are linked to inflation both in deferment and once in payment. Higher inflation will lead to higher liabilities although this will be materially offset by holdings of inflation-linked gilts and, in most cases, caps on the level of inflationary increases are in place to protect against extreme inflation.
Interest rate risk: The defined benefit obligation is determined using a discount rate derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities although this will be materially offset by an increase in the value of bond holdings and through the use of derivatives.
Note 16: Retirement benefit obligations continued
Longevity risk: The majority of the schemes’ obligations are to provide benefits for the life of the members so increases in life expectancy will result in an increase in the plans’ liabilities.
Investment risk: Scheme assets are invested in a diversified portfolio of debt securities, equities and other return-seeking assets. If the assets underperform the discount rate used to calculate the defined benefit obligation, it will reduce the surplus or increase the deficit. Volatility in asset values and the discount rate will lead to volatility in the net pension asset on the Group’s balance sheet and in other comprehensive income. To a lesser extent this will also lead to volatility in the pension expense in the Group’s income statement.
In addition, the schemes themselves are exposed to liquidity risk with the need to ensure that liquid assets held are sufficient to meet benefit payments as they fall due and there is sufficient collateral available to support their hedging activity.
The ultimate cost of the defined benefit obligations to the Group will depend upon actual future events rather than the assumptions made. The assumptions made are unlikely to be borne out in practice and as such the cost may be higher or lower than expected.
Sensitivity analysis
The effect of reasonably possible changes in key assumptions on the value of scheme liabilities and the resulting pension charge in the Group’s income statement and on the net defined benefit pension scheme asset, for the Group’s three most significant schemes, is set out below. The sensitivities provided assume that all other assumptions and the value of the schemes’ assets remain unchanged, and are not intended to represent changes that are at the extremes of possibility. The calculations are approximate in nature and full detailed calculations could lead to a different result. It is unlikely that isolated changes to individual assumptions will be experienced in practice. Due to the correlation of assumptions, aggregating the effects of these isolated changes may not be a reasonable estimate of the actual effect of simultaneous changes in multiple assumptions.

	Effect of reasonably possible alternative assumptions
	Increase (decrease) in the income statement charge		(Increase) decrease in the net defined benefit pension scheme surplus
	2023 £m	2022 £m	2023 £m	2022 £m
Inflation (including pension increases)[1]:
Increase of 0.1 per cent	11	13	224	251
Decrease of 0.1 per cent	(12)	(13)	(235)	(245)
Discount rate[2]:
Increase of 0.1 per cent	(22)	(25)	(355)	(379)
Decrease of 0.1 per cent	21	24	363	388
Expected life expectancy of members:
Increase of one year	45	38	927	745
Decrease of one year	(46)	(39)	(946)	(762)
1    At 31 December 2023, the assumed rate of RPI inflation is 2.96 per cent and CPI inflation 2.47 per cent (2022: RPI 3.13 per cent and CPI 2.69 per cent).
2    At 31 December 2023, the assumed discount rate is 4.70 per cent (2022: 4.93 per cent).
Sensitivity analysis method and assumptions
The sensitivity analysis above reflects the impact on the liabilities of the Group’s three most significant schemes which account for over 90 per cent of the Group’s defined benefit obligations. While differences in the underlying liability profiles for the remainder of the Group’s pension arrangements mean that they may exhibit slightly different sensitivities to variations in these assumptions, the sensitivities provided above are indicative of the impact across the Group as a whole.
The inflation assumption sensitivity applies to the assumed rate of increase in both the Consumer Price Index (CPI) and the Retail Price Index (RPI), and includes the impact on the rate of increases to pensions, both before and after retirement. These pension increases are linked to inflation (either CPI or RPI) subject to certain minimum and maximum limits.
The sensitivity analysis (including the inflation sensitivity) does not include the impact of any change in the rate of salary increases as pensionable salaries have been frozen since 2 April 2014.
The life expectancy assumption has been applied by allowing for an increase/decrease in life expectation from age 60 of one year, based upon the approximate weighted average age for each scheme. While this is an approximate approach and will not give the same result as a one year increase in life expectancy at every age, it provides an appropriate indication of the potential impact on the schemes from changes in life expectancy.
There was no change in the methods and assumptions used in preparing the sensitivity analysis from the prior year.
Note 16: Retirement benefit obligations continued
Asset-liability matching strategies
The main schemes’ assets are invested in a diversified portfolio. Whilst c.50 per cent are held to generate the long-term returns required to support the funding position of the schemes, the remainder is invested in liability-driven investment (LDI) strategies which hedge the material risk exposures of the schemes. The investment strategy is not static and will evolve to reflect the structure of liabilities within the schemes. Specific strategies for each pension plan are independently determined by the responsible governance body for each scheme and in consultation with the employer.
A significant goal of the strategies adopted by the schemes is to reduce volatility caused by changes in market expectations of interest rates and inflation. In the main schemes, this is achieved by investing scheme assets in bonds, primarily fixed interest gilts and index linked gilts, and by entering into interest rate and inflation swap arrangements. The assets in these LDI strategies represented 50 per cent of scheme assets at 31 December 2023.
These investments are structured to take into account the profile of scheme liabilities and actively managed to reflect both changing market conditions and changes to the liability profile. At 31 December 2023 the asset-liability matching strategy mitigated c.117 per cent of the liability sensitivity to interest rate movements and c.125 per cent of the liability sensitivity to inflation movements. In addition, a small amount of interest rate sensitivity arises through holdings of corporate and other debt securities. The higher level of hedging provides greater protection to the funding position of the schemes.
On 28 January 2020, the main schemes entered into a £10 billion longevity insurance arrangement to hedge part of the schemes’ exposure to unexpected increases in life expectancy. This arrangement forms part of the schemes’ investment portfolio and will provide income to the schemes in the event that pensions are paid out for longer than expected. The transaction was structured as a pass-through with Scottish Widows as the insurer, and onwards reinsurance to Pacific Life Re Limited.
On 28 January 2022, the Lloyds Bank Pension Scheme No. 1 entered into an additional £5.5 billion longevity insurance arrangement. The transaction is structured as a pass-through with Scottish Widows as the insurer, and onwards reinsurance to SCOR SE – UK Branch.
At 31 December 2023 the value of scheme assets included £(160) million representing the value of the longevity swaps (after allowing for the impact on the IAS 19 liabilities of the revisions to the base mortality assumptions).
In total the schemes have now hedged c.30 per cent of their longevity risk exposure.
Maturity profile of defined benefit obligation
The following table provides information on the weighted average duration of the defined benefit pension obligation and the distribution and timing of benefit payments:

	2023 Years	2022 Years
Duration of the defined benefit obligation	13	15
Maturity analysis of benefits expected to be paid:

	2023 £m	2022 £m
Within 12 months	1,697	1,409
Between 1 and 2 years	1,513	1,464
Between 2 and 5 years	4,886	4,678
Between 5 and 10 years	9,159	8,930
Between 10 and 15 years	9,176	9,296
Between 15 and 25 years	16,882	17,479
Between 25 and 35 years	12,343	12,720
Between 35 and 45 years	6,121	6,138
In more than 45 years	1,595	1,685
Maturity analysis method and assumptions
The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including allowance for expected future inflation. They are shown in their undiscounted form and therefore appear large relative to the discounted assessment of the defined benefit obligations recognised in the Group’s balance sheet. They are in respect of benefits that have been accrued prior to the respective year end date only and make no allowance for any benefits that may have been accrued subsequently.
Defined contribution schemes
The Group operates a number of defined contribution pension schemes in the UK and overseas, principally Your Tomorrow and the defined contribution sections of the Lloyds Bank Pension Scheme No. 1.
During the year ended 31 December 2023 the charge to the income statement in respect of defined contribution schemes was £434 million (2022: £330 million; 2021: £302 million), representing the contributions payable by the employer in accordance with each scheme’s rules.
Note 16: Retirement benefit obligations continued
Other retirement benefit schemes
The Group operates a number of schemes which provide post-retirement healthcare benefits to certain employees, retired employees and their dependants. The principal scheme relates to former Lloyds Bank staff and under this scheme the Group has undertaken to meet the cost of post-retirement healthcare for all eligible former employees (and their dependants) who retired prior to 1 January 1996. The Group has entered into an insurance contract to provide these benefits and a provision has been made for the estimated cost of future insurance premiums payable.
For the principal post-retirement healthcare scheme, the latest actuarial valuation of the liability was carried out at 31 December 2023 by qualified independent actuaries. The principal assumptions used were as set out above, except that the rate of increase in healthcare premiums has been assumed at 10.00 per cent (2022: 6.74 per cent).
Movements in the other retirement benefits obligation:

	2023 £m	2022 £m
At 1 January	(35)	(103)
Actuarial (losses) gains	(11)	68
Insurance premiums paid	3	3
Charge for the year	(1)	(2)
Exchange and other adjustments	–	(1)
At 31 December	(44)	(35)